Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2024 of Hongchang International Co., Ltd (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zengqiang Lin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2025	By:	/s/ Zengqiang Lin
	Name:	Zengqiang Lin
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)